THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT


     This Third Amendment to Loan and Security Agreement ("Amendment") is made as of the 1st day of June, 2001 by and among the lending institutions listed in Annex I to the Loan Agreement (as defined below) (each a "Lender" and, collectively, the "Lenders"), FLEET CAPITAL CORPORATION, a Rhode Island corporation with an office at 200 Glastonbury Boulevard, Glastonbury, CT 06033, as administrative agent for Lenders ("Agent"), and GENTIVA HEALTH SERVICES, INC., a Delaware corporation with its chief executive office at 3 Huntington Quadrangle 25, Melville, NY 11747 ("Company"), OLSTEN HEALTH SERVICES HOLDING CORP., a Delaware corporation with its chief executive office at 3 Huntington Quadrangle 25, Melville, NY 11747 ("OHS") and each of the SUBSIDIARY BORROWING CORPORATIONS listed on the signature pages hereto (each of Company, OHS and each Subsidiary Borrowing Corporation is a "Borrower" and, collectively, "Borrowers").

                                   BACKGROUND


     A. Borrower, Agent and Lenders are parties to a certain Loan and Security Agreement dated March 13, 2000 (as it has been, may herein or hereafter be modified, amended, restated or replaced from time to time, the "Loan Agreement") pursuant to which Borrowers established certain financing arrangements with Lenders. The Loan Agreement and all instruments, documents and agreements executed in connection therewith or related thereto are referred to herein collectively as the "Loan Documents." All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement.

     B. Borrowers have requested and Agent and Lenders have agreed to certain modifications and amendments to the Loan Agreement subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, with the foregoing background incorporated by reference and made a part hereof, and intending to be legally bound, the parties agree as follows:

     1. Amendment to Loan Agreement.

     (a) Letters of Credit. Section 1.3 of the Loan Agreement is hereby amended and restated in its entirety as follows:

     1.3 Letters of Credit; LC Guaranties. Each Lender agrees, severally, that a letter of credit subfacility shall be made available to Borrower as part of the Total Revolving Credit Facility as set forth in this section. In order to implement this letter of credit subline, Agent agrees, for so long as no Default or Event of Default exists, and if requested by Borrower, to: (i) issue its, or cause to be issued by its Affiliate, standby Letters of Credit for the account of Borrower or (ii) execute LC Guaranties by which Agent or its Affiliate shall guaranty the payment or performance by Borrower of its reimbursement obligations with respect to standby Letters of Credit and standby letters of credit issued for Borrower's account by other Persons in support of Borrower's obligations (other than obligations for the repayment of Money Borrowed), provided that the LC Amount at any time shall not exceed the lesser of (i) Seventy Million Dollars ($70,000,000.00) and (ii) the Borrowing Base minus the sum of outstanding Revolving Credit Loans and reserves permitted by subsection
     1.1.1 hereof, if any. No Letter of Credit of LC Guaranty may have an expiration date that is after the last day of the Original Term except to the extent that Borrower provides Agent, for the ratable benefit of the Lenders, at the time of and as a condition to the issuance thereof with cash or cash equivalent collateral acceptable to Agent in the face amount thereof. Any amounts paid by Agent or Issuer under any LC Guaranty or in connection with any Letter of Credit shall be treated as Revolving Credit Loans, shall be secured by all of the Collateral and shall bear interest and be payable at the same rate and in the same manner as Revolving Credit Loans. Each Lender shall be directly and unconditionally obligated to Agent, according to its Pro Rata Percentage, to reimburse Agent, without setoff or deduction of any kind of nature, for honoring any drawing under any Letter of Credit or making any payment under any LC Guaranty (without regard to the occurrence of a Default or an Event of Default including, without limitation, following the commencement of any bankruptcy, reorganization, insolvency, liquidation or dissolution proceeding). The amount of Agent's payment (and the respective reimbursements of the Lenders to Agent, as applicable) shall automatically constitute a Revolving Credit Loan without regard to any borrowing condition herein and without any request, consent or other action of Borrower.

     (b) Performance Bonds. In the event that Borrower elects to obtain a judgment bond instead of having Issuer issue a Letter of Credit in connection with the judgment entered by the Court of Common Pleas for Mahoning County, Ohio, Section 1.3 of the Loan Agreement shall be amended as stated above except that Forty Million Dollars ($40,000,000.00) shall replace Seventy Million Dollars ($70,000,000.00) and Section 8.2.3(i) shall be amended and restated in its entirety as follows:


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                                      -3-


          (i) bid bonds, performance bonds, surety bonds, letters of credit or similar obligations made in the ordinary course of business (including bonds to secure payment of judgments) which do not, in the aggregate, exceed Forty Million Dollars ($40,000,000.00) at any one time; and

and Section 8.2.5(g) shall be amended and restated in its entirety as follows:

          (g) pledges or deposits to secure the performance of bids, trade contracts (other than for Borrowed Money), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business (including bonds to secure payment of judgments), provided that such obligations do not, in the aggregate, exceed Forty Million Dollars ($40,000,000.00) at any one time;

     2. Representations and Warranties. Each Borrower represents and warrants as follows:

     (a) The execution and delivery by such Borrower of this Amendment and performance by such Borrower of the transactions herein contemplated (i) are and will be within such Borrower's corporate powers, (ii) have been authorized by all necessary corporate action, and (iii) are not and will not be in contravention of any order of any court or other agency or government, of law or any other indenture, agreement or undertaking to which such Borrower is a party or by which the property of any Borrower is bound, or in conflict with, or result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or incumbrance of any nature on such Property of any Borrower.

     (b) This Amendment and any other agreements, instruments and documents executed and/or delivered in connection herewith shall be valid, binding and enforceable against such Borrower in accordance with their respective terms.

     (c) After giving effect to this Amendment, (i) the representations and warranties contained herein, in the Loan Agreement and in each other Loan Document and certificate or other writing delivered to Agent or Lenders on or prior to the date hereof shall be correct and accurate on and as of the date hereof as though made on and as of such date (subject to the provisions of Section 7.2 of the Loan Agreement); and (ii) no Default or Event of Default has occurred and is continuing on the date hereof or would result from this Amendment becoming effective in accordance with its terms.

     (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body is required in connection with the due execution, delivery and performance by such Borrower of this Amendment or the performance by such Borrower of the Loan Agreement, as amended hereby.

     3. Effectiveness Conditions. This Amendment shall be effective upon completion of the following conditions precedent (all documents to be in form and substance reasonably satisfactory to Agent and Lenders and their counsel in their sole discretion):

     (a) Execution and delivery to Agent of this Amendment by all required parties;

     (b) no Default or Event of Default shall have occurred and remain outstanding under the Existing Loan Documents; and

     (c) Payment of all costs and expenses of Agent as provided for in Section 8 below.

     4. Continued Effectiveness of the Loan and Security Agreement and Loan Documents. Each Borrower hereby (a) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the date hereof (i) all references in the Loan Agreement to "this Loan and Security Agreement," this "Agreement," "hereof," "hereto," "hereunder" or words of like import referring to the Loan Agreement, and (ii) all references in any other Loan Document to "the Loan and Security Agreement," the "Loan Agreement," "thereto," "thereof," "thereunder," or words of like import referring to the Loan and Security Agreement shall mean the Loan and Security Agreement as amended by this Amendment; and (b) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to Agent or to grant a security interest in or lien on, any collateral as security for the obligations of Borrowers from time to time existing in respect of the Loan Agreement and the Loan Documents is hereby ratified and confirmed in all respects. Nothing herein contained is intended to in any manner affect, impair or limit the validity, priority and extent of Agent's existing security interest in and Liens upon the Collateral.

     5. No Waiver. Each Borrower hereby acknowledges and agrees that Lenders have not waived any Default or Event of Default now existing or hereafter arising. Accordingly, this Amendment is without prejudice to Agent and Lenders and Agent and Lenders reserve all of their rights under the Loan Agreement, the Loan Documents, at law and otherwise regarding any Default or Event of Default that may exist or hereafter arise. Without limiting the generality of the foregoing, Lenders' making any future extension of credit to Borrowers shall not be deemed a waiver by Lenders of any of their rights and remedies under the Loan Agreement and the Existing Loan Documents and Lenders expressly reserve their rights to


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                                      -5-


require, as a condition to any such future extension of credit, that Borrowers fully comply with all terms and conditions of the Loan Agreement and the other Loan Documents as amended hereby.

     6. Amendment as Loan Document. Each Borrower hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if (i) any representation or warranty made by Borrowers under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) Borrowers shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

     7. Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the substantive laws of the State of New York.

     8. Expenses. Borrowers will pay on demand all reasonable out-of-pocket costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, and each other agreement or document executed and delivered in connection herewith.

     9. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement. Counterparts by facsimile shall bind the parties hereto.

     10. Waiver of Trial by Jury. EACH BORROWER, THE AGENT AND EACH LENDER EACH HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF THE AGENT OR THE LENDERS IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

                          SIGNATURES ON FOLLOWING PAGES




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                                      -6-


     IN WITNESS WHEREOF, this Amendment has been duly executed on the day and year first specified above.

                                  GENTIVA HEALTH SERVICES, INC.


                                  By:______________________________

                                  Print name:________________________

                                  Title:_____________________________


                                  OLSTEN HEALTH SERVICES HOLDING CORP.


                                  By:______________________________

                                  Print name:________________________

                                  Title:_____________________________


                    {SIGNATURES CONTINUED ON FOLLOWING PAGE}




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                                      -7-



                                  SUBSIDIARY BORROWING
                                  CORPORATIONS:


                                  New York Healthcare Services, Inc.
                                  OHS Service Corp.
                                  Olsten Certified HealthCare Corp.
                                  Olsten Health Services (Certified), Inc.
                                  Olsten Health Services (Infusion), Inc.
                                  Olsten Health Services (Quantum) Corp.
                                  Olsten Health Services (USA), Inc.
                                  Olsten Network Management, Inc.
                                  Olsten Network Management (Area One)
                                    Corp.
                                  Olsten Network Management (Area Two)
                                    Corp.
                                  Olsten Network Management
                                    (Area Three) Corp.
                                  Olsten Services of New York, Inc.
                                  QC-Medi New York, Inc.
                                  Quality Care-USA, Inc.
                                  Quality Managed Care, Inc.
                                  The I.V. Clinic, Inc.
                                  The I.V. Clinic III, Inc.


                                  By:______________________________

                                  Print Name:_______________________

                                  Title:_____________________________


                    {SIGNATURES CONTINUED ON FOLLOWING PAGE}



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                                      -8-



ACKNOWLEDGED, ACCEPTED AND AGREED:

GUARANTORS:

Care One Health Alternatives, Inc. (AL corporation)
Care One Health Alternatives, Inc. (NC corporation)
CCI-ASDS, Inc.
Chronic Health Management of California
Commonwealth Home Care, Inc.
Health Care Services Olsten, Ltd.
Kimberly Home HealthCare, Inc.
Olsten Kimberly Quality Care, Inc.
Partners First Management, Inc.
Prospective Health Network, Inc.
QHR Southwest Business Trust
QHR Southwest Holdings Corp.
Quantum Care Network, Inc.
Quantum Disease Management, Inc.
Quantum Health Resources, Inc. (DE corporation)
Quantum Health Resources, Inc. (NY corporation)
Quantum Health Resources SW LP
Skilled Nursing Services, Inc.
The I.V. Clinic II, Inc.

By:______________________________________

Print Name:_______________________________

Title:____________________________________


                    {SIGNATURES CONTINUED ON FOLLOWING PAGE}



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                                      -9-



                                AGENT:

                                     FLEET CAPITAL CORPORATION


                                     By:___________________________

                                     Print Name:____________________

                                     Title:__________________________


                                LENDERS:

                                     FLEET CAPITAL CORPORATION


                                     By:___________________________

                                     Print Name:____________________

                                     Title:__________________________


                                     GMAC COMMERCIAL CREDIT LLC


                                     By:___________________________

                                     Print Name:____________________

                                     Title:__________________________


                                     U.S. BANK NATIONAL ASSOCIATION


                                     By:___________________________

                                     Print Name:____________________

                                     Title:__________________________


                    {SIGNATURES CONTINUED ON FOLLOWING PAGE}



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                                      -10-



                                     debis FINANCIAL SERVICES, INC.


                                     By:______________________________

                                     Print name:________________________

                                     Title:_____________________________


                                     DIME COMMERCIAL CORP.


                                     By:______________________________

                                     Print name:________________________

                                     Title:_____________________________

                                     IBJ WHITEHALL BUSINESS CREDIT CORPORATION


                                     By:______________________________

                                     Print name:________________________

                                     Title:_____________________________


                                     NATIONAL BANK OF CANADA


                                     By:______________________________

                                     Print name:________________________

                                     Title:_____________________________


                                     SIEMENS CREDIT CORPORATION


                                       By:______________________________

                                       Print name:________________________

                                       Title:_____________________________